EXHIBIT 10.5
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                          Guthrie Federal Savings Bank
                           Management Stock Bonus Plan
                               and Trust Agreement

                                    Article I
                                    ---------

                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 Guthrie Federal Savings Bank ("Savings Bank") hereby establishes the Management Stock Bonus Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Management Stock Bonus Plan and Trust Agreement (the "Agreement").

         1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   Article II
                                   ----------

                               PURPOSE OF THE PLAN

         2.01 The purpose of the Plan is to reward and retain personnel of experience and ability in key positions of responsibility with the Savings Bank and its subsidiaries, by providing such key employees of the Savings Bank and its subsidiaries with an equity interest in the parent corporation of the Savings Bank, Guthrie Savings, Inc. ("Parent"), as compensation for their future professional contributions and service to the Savings Bank and its subsidiaries.

                                   Article III
                                   -----------

                                   DEFINITIONS

         The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

         3.01 "Beneficiary" means the person or persons designated by the Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, Recipient's estate.

         3.02 "Board" means the Board of Directors of the Savings Bank, or any successor corporation or Parent thereto.

         3.03 "Committee" means the Management Stock Bonus Plan Committee appointed by the Board pursuant to Article IV hereof.

         3.04 "Common Stock" means shares of the common stock, $.10 par value per share, of the Savings Bank or any successor corporation or Parent thereto.

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         3.05 "Employee" means any person who is employed by the Savings Bank or a Subsidiary.

         3.06 "Effective Date" shall mean the date of stockholder ratification of the Plan by the Parent's stockholders.

         3.07 "Parent" shall mean Guthrie Savings, Inc., the parent corporation of the Savings Bank.

         3.08 "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Recipient pursuant to the Plan.

         3.09 "Plan Share Award" means a right granted to an Employee under this Plan to receive Plan Shares.

         3.10 "Plan Share Reserve" means the shares of Common Stock held by the Trustee pursuant to Sections 5.03 and 5.04.

         3.11 "Recipient" means an Employee who receives a Plan Share Award under the Plan.

         3.12 "Savings Bank" means Guthrie Federal Savings Bank, and any successor corporation thereto.

         3.13 "Subsidiary" means those subsidiaries of the Savings Bank which, with the consent of the Board, agree to participate in this Plan.

         3.14 "Trustee" or "Trustee Committee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   Article IV
                                   ----------

                           ADMINISTRATION OF THE PLAN

         4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of not less than three non-employee members of the Board, which shall have all of the powers allocated to it in this and other sections of the Plan. All persons designated as members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entity to act as Trustee(s) in accordance with the provision of this Plan and Trust and the terms of Article VIII hereof.

         4.02 Role of the Board. The members of the Committee and the Trustee or Trustees shall be appointed or approved by, and will serve at the pleasure of the Board. The Board may in its

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discretion  from time to time  remove  members  from,  or add  members  to,  the
Committee, and may remove, replace or add Trustees. The Board shall have all of the powers allocated to it in this and other sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made except as provided in Section 7.01(b) herein. Members of the Board who are eligible for or who have been
granted  Plan  Share  Awards  may  not  vote  on  any  matters   affecting   the
administration of the Plan or the grant of Plan Shares or Plan Share Awards (although such members may be counted in determining the existence of a quorum at any meeting of the Board during which actions taken). Further, with respect to all actions taken by the Board in regard to the Plan, such action shall be taken by a majority of the Board where such a majority of the directors acting in the matter are "disinterested persons" within the meaning of Rule 16b-3 promulgated under the 1934 Act.

         4.03 Limitation on Liability. No member of the Board or the Committee or the Trustee(s) shall be liable for any determination made in good faith with respect to the Plan or any Plan Share Awards granted under it. If a member of the Board or Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Parent shall indemnify such member against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Parent and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                    Article V
                                    ---------

                        CONTRIBUTIONS; PLAN SHARE RESERVE

         5.01 Amount and Timing of Contributions. The Board of Directors of the Savings Bank shall determine the amounts (or the method of computing the amounts) to be contributed by the Savings Bank to the Trust established under this Plan. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Employees shall be permitted.

         5.02 Initial Investment. Any funds held by the Trust prior to investment in the Common Stock shall be invested by the Trustee in such interest-bearing account or accounts at the Savings Bank as the Trustee shall determine to be appropriate.

         5.03 Investment of Trust Assets. Following ratification of the Plan by stockholders of the Parent and receipt of any other necessary regulatory approvals, the Trust shall purchase Common Stock of the Parent in an amount equal to up to 100% of the Trust's assets, after providing for any required withholding as needed for tax purposes, provided, however, that the Trust shall not purchase more than 4% of the aggregate shares of Common Stock issued by the Parent in the mutual-to-stock conversion of the Savings Bank ("Conversion"). The Trustee shall purchase shares of Common Stock in the open market or, in the alternative, shall purchase authorized but unissued shares of the Common Stock from the Parent sufficient to fund the Plan Share Reserve.


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         5.04 Effect of  Allocations,  Returns and  Forfeitures  Upon Plan Share
Reserves. Upon the allocation of Plan Share Awards under Section 6.02, or the decision of the Committee to return Plan Shares to the Parent, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which may not be earned because of forfeiture by the Recipient pursuant to Section 7.01 shall be added to the Plan Share Reserve.

                                   Article VI
                                   ----------

                            ELIGIBILITY; ALLOCATIONS

         6.01 Eligibility. Employees of the Savings Bank and its Subsidiaries are eligible to receive Plan Share Awards within the sole discretion of the Committee.

         6.02 Allocations. The Committee will determine which of the Employees referenced in Section 6.01 above will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that in no event shall any Awards be made which will violate the Charter or Bylaws of the Savings Bank or its Parent or Subsidiaries or any applicable federal or state law or regulation. In the event Shares are forfeited for any reason or additional Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Employees referenced in Section 6.01 above will be granted additional Plan Share Awards to be awarded from forfeited Shares. In selecting those Employees to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position duties and responsibilities of the eligible Employees, the value of their services to the Savings Bank and its Subsidiaries, and any other factors the Committee may deem relevant. All actions by the Committee shall be deemed final, except to the extent that such actions are revoked by the Board.

         6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be made, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the award may be earned. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Awards. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

         6.04 Allocations Not Required. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee and the Board, nor shall the Employees as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Savings Bank at any time, and cease issuing Plan Share Awards.

         6.05 Awards to Directors. Notwithstanding anything herein to the contrary, upon the Effective Date, a Plan Share Award consisting of 1,023 Plan Shares shall be awarded to each director of the Savings Bank that is not otherwise an Employee. Such Plan Share Award shall be earned and non-forfeitable at the rate of one-fifth as of the Effective Date and an additional one-fifth following each of the next four successive years during such periods of service as a director or director emeritus. Further, such Plan Share Award shall be immediately 100% earned and non-forfeitable in the event of the death or disability of such director, or a change in control of the Savings Bank or Parent as provided in Section 7.01(d) herein. Subsequent to the Effective Date, Plan Share Awards may be awarded to newly elected

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or appointed directors of the Savings Bank by the Committee, provided that total
Plan Share Awards to non-employee directors of the Savings Bank shall not exceed 30% of total Plan Shares in the aggregate under the Plan or 5% to any individual non-employee director.

                                   Article VII
                                   -----------

             EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01     Earnings Plan Shares; Forfeitures.

         (a) General Rules. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned and non-forfeitable by a Recipient at the rate of one-fifth of such Award following one year after granting of such Award, and an additional one-fifth following each of the next four successive years; provided that such Recipient remains an Employee during such period. Notwithstanding anything herein to the contrary, in no event shall a Plan Share Award granted hereunder be earned and non-forfeitable by a Recipient more rapidly than at the rate of one-fifth of such Award as of the one year anniversary of the date of granting of the Award and an additional one-fifth following each of the next four successive years.


         (b) Revocation for Misconduct. Notwithstanding anything herein to the contrary, the Board may, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Parent, Savings Bank or a Subsidiary for Cause (as hereinafter defined), or who is discovered after termination of employment to have engaged in conduct that would have justified termination for cause. "Cause" is defined as personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Parent, Savings Bank or its Subsidiaries. A determination of "Cause" shall be made by the Board within its sole discretion.

         (c) Exception for Terminations Due to Death or Disability. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Parent, Savings Bank or a Subsidiary terminates due to death or disability (as determined by the Committee), shall be deemed earned as of the Recipient's last day of employment with the Parent, Savings Bank or Subsidiary and shall be distributed as soon a practicable thereafter.

         (d)   Exception   for   Termination   after  a   Change   in   Control.
Notwithstanding the general rule contained in Section 7.01 above, all Plan Shares subject to a Plan Share Award held by a recipient shall be deemed to be immediately 100% earned and non-forfeitable in the event of a "change in control" of the Parent or Savings Bank and shall be distributed as soon as practicable thereafter. For purposes of this Plan, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Parent or Savings Bank; (ii) the execution of an agreement for a merger or recapitalization of the Parent or Savings Bank or any merger or recapitalization whereby the

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Parent or Savings Bank is not the surviving entity; (iii) a change of control of the Parent or Savings Bank, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Parent or Savings Bank by any person, trust, entity or group. This limitation shall not apply to the purchase of shares of up to 25% of any class of securities of the Parent or Savings Bank by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

         7.02 Payment of Dividends. A holder of a Plan Share Award, whether or not non-forfeitable, shall also be entitled to receive an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Plan Share Award between the date the relevant Plan Share Award was initially granted to such Recipient and the date the Plan Shares are distributed. Such dividend amounts shall be held in arrears under the Trust and distributed upon vesting of the applicable Plan Share Award.

         7.03     Distribution of Plan Shares.

         (a) Timing of Distributions: General Rule. Except as provided in Subsections (d) and (e) below, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed. Notwithstanding anything herein to the contrary, at the discretion of the Committee, Plan Shares may be distributed prior to such shares being 100% earned, provided that such Plan Shares shall contain a restrictive legend detailing the applicable limitations of such shares with respect to transfer and forfeiture.

         (b) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earning thereon) shall be made in cash. Notwithstanding anything within the Plan to the contrary, upon a Change in Control whereby substantially all of the Common Stock of the Company shall be acquired for cash, all Plan Shares associated with Plan Share Awards, together with any shares representing stock dividends associated with Plan Share Awards, shall be, at the sole discretion of the Committee, distributed as of the effective date of such Change in Control, or as soon as administratively feasible thereafter, in the form of cash equal to the consideration received in exchange for such Common Stock represented by such Plan Shares.

         (c)  Withholding.   The  Trustee  may  withhold  from  any  payment  or
distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such payment is not sufficient, the Trustee may require the Recipient or Beneficiary to have the Trustee withhold from delivery a number of Plan Shares having a fair market value, at the time withheld, sufficient to satisfy such withholding and employment taxes, or to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Parent,

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Savings Bank or Subsidiary  which  employs or employed  such  recipient any such amount withheld from or paid by the Recipient or Beneficiary.

         (d) Timing: Exception for 10% Shareholders.  Notwithstanding Subsection
(a) above, no Plan Shares may be distributed prior to the date which is five (5) years from the effective date of the Savings Bank's Conversion to the extent the Recipient or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock held by parties other than Parent, unless such action is approved in advance by a majority vote of disinterested directors of the Board. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Recipient or his Beneficiary on the date which is five years from the effective date of the Savings Bank's Conversion.

         (e) Regulatory Exceptions. No Plan Shares shall be distributed, however, unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Parent by such vote, if any, as may be required by applicable law and regulations as determined by the Board.

         7.04 Voting of Plan Shares. After a Plan Share Award has become earned and non- forfeitable, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been distributed pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Recipients are not entitled to direct, or have not directed, the voting of, shall be voted by the Trustee as directed by the Committee.


                                  Article VIII
                                  ------------

                                      TRUST

         8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.


         8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Stock to the fullest extent practicable, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

         (a) To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustees are authorized to purchase Common Stock from

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         Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or Treasury shares.

         (b) To invest in any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Savings Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

         (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

         (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

         (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

         (f) To employ brokers, agents, custodians, consultants and accountants.

         (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

         (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

         8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

         8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Recipients, except to the extent that such cash dividends are distributed to Recipients, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

         8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be paid by the Savings Bank.


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         8.06 Indemnification.  The Parent shall indemnify,  defend and hold the
Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   Article IX
                                   ----------

                                  MISCELLANEOUS

         9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Parent.

         9.02 Amendment and Termination of the Plan. The Board may, by resolution, at any time, amend or terminate the Plan. The power to amend or terminate the Plan shall include the power to direct the Trustee to return to the Parent all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards but not yet earned by the Employees to whom they are allocated. However, the termination of the Trust shall not affect a Recipients right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board.

         9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Parent, Savings Bank, or any Subsidiary be subject to any claim for benefits hereunder.

         9.04 Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee to continue in the employ of the Parent, Savings Bank, or a Subsidiary thereof.

         9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to him.

         9.06 Governing Law. The Plan and Trust shall be governed and construed under the laws of the State of Oklahoma, except to the extent that Federal Law shall be deemed applicable.

         9.07 Effective Date. The Plan shall be as effective as of the date of ratification of the Plan by stockholders of the Parent.


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



         9.08 Term of Plan. This Plan shall remain in effect until the earlier of (1) termination by the Board, (2) the distribution of all assets of the Trust, or (3) 21 years from the Effective Date. Termination of the Plan shall not effect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

         9.09 Tax Status of Trust. It is intended that the trust established hereby be treated as grantor trust of the Savings Bank under the provisions of
Section 671 et seq. of the Internal Revenue Code, as the same may be amended from time to time.


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